COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 11 - COMMITMENTS AND CONTINGENCIES

Litigation

From time to time, the Company may be involved in legal proceedings arising in the ordinary course of business. The Company evaluates the status of any such matters to assess whether a loss is probable or reasonably possible and whether accruals or disclosures are required in accordance with ASC 450, Contingencies.

As of June 30, 2026, the Company was not party to any material legal proceedings, and management does not believe that any currently known claims or proceedings, individually or in the aggregate, will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

Legal expenses related to defense, negotiations, settlements, rulings and advice of outside legal counsel are expensed as incurred.